Exhibit 99.1

Independent Accountants’ Report on Applying Agreed‑Upon Procedures
Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Capital Markets, LLC
J.P. Morgan Securities LLC
Goldman Sachs & Co. LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2019‑A – Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “NAVSL 2019‑A Pool_vFin KPMG.xlsx” (the “Data File”), provided by the Company on January 10, 2019, containing certain information related to 9,223 student loans (the “Student Loans”) as of January 6, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of the Navient Private Education Refi Loan Trust 2019‑A, Private Education Loan‑Backed Notes (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “materiality threshold” means that dollar amounts, percentages, original maturity dates and first payment dates were within $1.00, 0.01%, one (1) day, and two (2) days, respectively, unless otherwise stated.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system such as: repayment schedule, payment history, interest rate, original loan balance, etc., for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post‑secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, and the following screens in the FDR System: #BS Screen, #BS3 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions
Loan Number	Earnest Internal Tool Account Number Page
Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page
Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page
Interest Rate
“INT RT” column on #EDH Screen , “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen , “AUTO PAY FLAG” field on #NM AF Screen ,#HDI Screen for interest rate with borrower benefit related information
For Selected Student Loans without Interest Rate information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the

Attributes	Loan File/Instructions
“Variable Rate Changes” section of the Earnest Internal Tool Account Number Page
Payment Frequency
“AUTO PAY PAYMENT” field on #CSS Screen or #CDS Screen
For Selected Student Loans without Payment Frequency information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen , notation of status change on #CIS Screen , “ORIGSTMT STATUS” field on #ED2 Screen
For Selected Student Loans without Loan Status information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page

First Payment Date
“RPMT BEGIN DT” field on #EDH Screen
For Selected Student Loans without First Payment Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “PAYMENT,” “DISBURSEMENT,” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen and instructions provided by the Company described below

Original Maturity Date	“MATURITY DT” field on #EDH Screen For Selected Student Loans without Original Maturity Date information in the FDR System: “Term” field in the “Overview”

Attributes	Loan File/Instructions

section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page
School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below
Original FICO Score	“Score” field in the “FICO” section of the Credit Report
1.
For purposes of comparing First Payment Date for Selected Student Loans without First Payment Date information in the FDR System, we were instructed by the Company to compare or recompute the First Payment Date as follows:

a)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page is before February 27, 2017, compare the date in the “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page to the “original_first_repayment_due_date” field in the Data File.

b)
If the date in the “Term” field within the “Overview” section of the Earnest Internal Tool Account Number Page is on or after February 27, 2017, (i) add one month to the date in the “Term” field, and (ii) if the day of the month in the “Term” field is from the 29th to the 31st, use the first day of the following month of the date from step (i) (the “Recomputed First Payment Date”). We compared the Recomputed First Payment Date to the “original_first_repayment_due_date” field in the Data File.

2.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen); and,

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.
3.
For purposes of comparing Original Maturity Date for Selected Student Loan without Original Maturity Date information in the FDR System, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is from the 29th to the 31st, use the first day of the following month of the date identified in step (a).
We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.

4.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

5.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from the procedures.
C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_education_school_nameopeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.
In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicates “Yes.” We were instructed by the Company that “Yes” indicates loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and thus there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.
In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.
The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on information included in the Data File, the Loan Files and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
January 30, 2019

Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*
1	2019A001	36	2019A036	71	2019A071	106	2019A106	141	2019A141
2	2019A002	37	2019A037	72	2019A072	107	2019A107	142	2019A142
3	2019A003	38	2019A038	73	2019A073	108	2019A108	143	2019A143
4	2019A004	39	2019A039	74	2019A074	109	2019A109	144	2019A144
5	2019A005	40	2019A040	75	2019A075	110	2019A110	145	2019A145
6	2019A006	41	2019A041	76	2019A076	111	2019A111	146	2019A146
7	2019A007	42	2019A042	77	2019A077	112	2019A112	147	2019A147
8	2019A008	43	2019A043	78	2019A078	113	2019A113	148	2019A148
9	2019A009	44	2019A044	79	2019A079	114	2019A114	149	2019A149
10	2019A010	45	2019A045	80	2019A080	115	2019A115	150	2019A150
11	2019A011	46	2019A046	81	2019A081	116	2019A116	151	2019A151
12	2019A012	47	2019A047	82	2019A082	117	2019A117	152	2019A152
13	2019A013	48	2019A048	83	2019A083	118	2019A118	153	2019A153
14	2019A014	49	2019A049	84	2019A084	119	2019A119	154	2019A154
15	2019A015	50	2019A050	85	2019A085	120	2019A120	155	2019A155
16	2019A016	51	2019A051	86	2019A086	121	2019A121	156	2019A156
17	2019A017	52	2019A052	87	2019A087	122	2019A122	157	2019A157
18	2019A018	53	2019A053	88	2019A088	123	2019A123	158	2019A158
19	2019A019	54	2019A054	89	2019A089	124	2019A124	159	2019A159
20	2019A020	55	2019A055	90	2019A090	125	2019A125	160	2019A160
21	2019A021	56	2019A056	91	2019A091	126	2019A126	161	2019A161
22	2019A022	57	2019A057	92	2019A092	127	2019A127	162	2019A162
23	2019A023	58	2019A058	93	2019A093	128	2019A128	163	2019A163
24	2019A024	59	2019A059	94	2019A094	129	2019A129	164	2019A164
25	2019A025	60	2019A060	95	2019A095	130	2019A130	165	2019A165
26	2019A026	61	2019A061	96	2019A096	131	2019A131	166	2019A166
27	2019A027	62	2019A062	97	2019A097	132	2019A132	167	2019A167
28	2019A028	63	2019A063	98	2019A098	133	2019A133	168	2019A168
29	2019A029	64	2019A064	99	2019A099	134	2019A134	169	2019A169
30	2019A030	65	2019A065	100	2019A100	135	2019A135	170	2019A170
31	2019A031	66	2019A066	101	2019A101	136	2019A136	171	2019A171
32	2019A032	67	2019A067	102	2019A102	137	2019A137	172	2019A172
33	2019A033	68	2019A068	103	2019A103	138	2019A138	173	2019A173
34	2019A034	69	2019A069	104	2019A104	139	2019A139	174	2019A174
35	2019A035	70	2019A070	105	2019A105	140	2019A140	175	2019A175

(*)  The Company has assigned a unique identification number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*

176	2019A176	211	2019A211	246	2019A246	281	2019A281	316	2019A316
177	2019A177	212	2019A212	247	2019A247	282	2019A282	317	2019A317
178	2019A178	213	2019A213	248	2019A248	283	2019A283	318	2019A318
179	2019A179	214	2019A214	249	2019A249	284	2019A284	319	2019A319
180	2019A180	215	2019A215	250	2019A250	285	2019A285	320	2019A320
181	2019A181	216	2019A216	251	2019A251	286	2019A286	321	2019A321
182	2019A182	217	2019A217	252	2019A252	287	2019A287	322	2019A322
183	2019A183	218	2019A218	253	2019A253	288	2019A288	323	2019A323
184	2019A184	219	2019A219	254	2019A254	289	2019A289	324	2019A324
185	2019A185	220	2019A220	255	2019A255	290	2019A290	325	2019A325
186	2019A186	221	2019A221	256	2019A256	291	2019A291	326	2019A326
187	2019A187	222	2019A222	257	2019A257	292	2019A292	327	2019A327
188	2019A188	223	2019A223	258	2019A258	293	2019A293	328	2019A328
189	2019A189	224	2019A224	259	2019A259	294	2019A294	329	2019A329
190	2019A190	225	2019A225	260	2019A260	295	2019A295	330	2019A330
191	2019A191	226	2019A226	261	2019A261	296	2019A296	331	2019A331
192	2019A192	227	2019A227	262	2019A262	297	2019A297	332	2019A332
193	2019A193	228	2019A228	263	2019A263	298	2019A298	333	2019A333
194	2019A194	229	2019A229	264	2019A264	299	2019A299
195	2019A195	230	2019A230	265	2019A265	300	2019A300
196	2019A196	231	2019A231	266	2019A266	301	2019A301
197	2019A197	232	2019A232	267	2019A267	302	2019A302
198	2019A198	233	2019A233	268	2019A268	303	2019A303
199	2019A199	234	2019A234	269	2019A269	304	2019A304
200	2019A200	235	2019A235	270	2019A270	305	2019A305
201	2019A201	236	2019A236	271	2019A271	306	2019A306
202	2019A202	237	2019A237	272	2019A272	307	2019A307
203	2019A203	238	2019A238	273	2019A273	308	2019A308
204	2019A204	239	2019A239	274	2019A274	309	2019A309
205	2019A205	240	2019A240	275	2019A275	310	2019A310
206	2019A206	241	2019A241	276	2019A276	311	2019A311
207	2019A207	242	2019A242	277	2019A277	312	2019A312
208	2019A208	243	2019A243	278	2019A278	313	2019A313
209	2019A209	244	2019A244	279	2019A279	314	2019A314
210	2019A210	245	2019A245	280	2019A280	315	2019A315

(*)  The Company has assigned a unique identification number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.